UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2012

PROSPERITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	1-35388	74-2331986
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4295 San Felipe Houston, Texas 77027 (Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (281) 269-7199

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Prosperity Bancshares, Inc. (the “Company”) previously approved, subject to shareholder approval, the Prosperity Bancshares, Inc. 2012 Stock Incentive Plan (the “2012 Plan”). According to the results from the Company’s 2012 Annual Meeting of Shareholders held on April 17, 2012, the Company’s shareholders approved the 2012 Plan. A more detailed summary of the material terms of the 2012 Plan appears on pages 38 – 45 of the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2012. The foregoing description of the 2012 Plan is qualified in its entirety by reference to the full text of the 2012 Plan, which is filed as Exhibit 10.1 hereto, and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 17, 2012, the Company held its Annual Meeting of Shareholders to consider and act upon the items listed below:

1.	James A. Bouligny, Robert Steelhammer, and H.E. Timanus, Jr. were elected as Class II directors to serve on the Board of Directors of the Company until the Company’s 2015 Annual Meeting of Shareholders and until their successors are duly elected and qualified, or until their earlier resignation or removal. The table below contains a summary of the number of votes for, votes withheld and broker non-votes for each nominated director:

	Votes For	Votes Withheld	Broker Non-Votes
James A. Bouligny	30,747,144	8,045,331	4,146,649

Robert Steelhammer	30,628,540	8,163,935	4,146,649

H.E. Timanus, Jr.	33,721,355	5,071,121	4,146,649

The following Class I and Class III directors continued in office after the Annual Meeting: William H. Fagan, M.D., Leah Henderson, Ned S. Holmes, Perry Mueller, Jr. D.D.S., James D. Rollins III, Harrison Stafford II, David Zalman and Ervan E. Zouzalik.

2.	The shareholders adopted a proposal approving the Prosperity Bancshares, Inc. 2012 Stock Incentive Plan by the votes set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
35,586,936	3,152,370	53,168	4,146,649

3.	The shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012 by the votes set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,601,896	313,188	24,022	0

4.	The shareholders adopted, on a non-binding, advisory basis, a proposal approving the compensation of the Company’s named executive officers by the votes set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,616,315	1,946,164	229,996	4,146,649

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
10.1	Prosperity Bancshares, Inc. 2012 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPERITY BANCSHARES, INC. (Registrant)

Dated: April 23, 2012	By:	/s/ Charlotte M. Rasche
Charlotte M. Rasche Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Prosperity Bancshares, Inc. 2012 Stock Incentive Plan